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                                                                    Exhibit 99.2


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NEWS
                                                         FOR FURTHER INFORMATION
FOREST OIL CORPORATION                                CONTACT: DONALD H. STEVENS
1600 BROADWAY, SUITE 2200                           VICE PRESIDENT AND TREASURER
DENVER, COLORADO 80202                                            (303) 812-1500



FOR IMMEDIATE RELEASE

                        FOREST OIL CORPORATION ANNOUNCES
                    COMPLETION OF MERGER WITH FORCENERGY INC
                       AND APPROVAL OF REVERSE STOCK SPLIT

DENVER, COLORADO - DECEMBER 7, 2000 - Forest Oil Corporation (NYSE:FST) (Forest) announced today the completion of its merger with Forcenergy Inc (NASDAQ:FORC) which was announced on July 10, 2000. Shareholders of both companies overwhelmingly approved the merger at special meetings of shareholders held this morning. Forest shareholders also approved a 1-for-2 reverse stock split of the Forest common shares.


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                            SUMMARY TRANSACTION TERMS

Exchange Ratio:           0.8 of a Forest share for each Forcenergy common share
                          (after reverse split)
Accounting Structure:     Pooling of interests / Full cost method of accounting
Tax Structure:            Tax free merger
Capitalization:           Book debt/capitalization ratio estimated at 49%
Company Name:             Forest Oil Corporation
Headquarters:             Denver, Colorado
Board of Directors:       10 Forest, 2 former Forcenergy
Total Employees:          530


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                               BOARD OF DIRECTORS
                               ------------------

                               Philip F. Anschutz
                               Robert S. Boswell
                               William L. Britton
                               Cortlandt S. Dietler
                               Dod A. Fraser
                               Cannon Y. Harvey
                               Forrest E. Hoglund
                               Stephen A. Kaplan
                               James H. Lee
                               J. J. Simmons, III
                               Craig D. Slater
                               Michael B. Yanney

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                               EXECUTIVE OFFICERS
                               ------------------

Robert S. Boswell           Chairman of the Board and Chief Executive Officer
Richard G. Zepernick, Jr.   President and Chief Operating Officer
David H. Keyte              Executive Vice President and Chief Financial Officer
Gary E. Carlson             Senior Vice President - Alaska
Forest D. Dorn              Senior Vice President - Corporate Services
Robert G. Gerdes            Senior Vice President - Gulf Offshore Metairie
J. Walter Knell             Senior Vice President - Gulf Coast Region
Neal A. Stanley             Senior Vice President - Western Region
Newton W. Wilson III        Senior Vice President - Legal Affairs and Secretary
Cecil N. Colwell            Vice President - Drilling
Joan C. Sonnen              Vice President - Controller and Chief Accounting
                            Officer
Donald H. Stevens           Vice President - Capital Markets and Treasurer
Matthew A. Wurtzbacher      Vice President - Corporate Planning and Development


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                   POST-MERGER TELECONFERENCE CALL AND WEBCAST

Forest Oil Corporation will host a teleconference and webcast on December 7 at 10:30 a.m. MST to discuss the Company's Financial Forecast. A Q&A period will follow. You may access the call by dialing toll free 888/781-5307 (for U.S./Canada) and 706/634-0611 (for International) and requesting the Forest Oil teleconference. You may log on to the Forest Oil website at www.forestoil.com to view the presentation live. A replay will be available from Thursday, December 7th through Thursday, December 14th. You may access the replay by dialing toll free 800/642-1687 (for U.S./Canada) and 706/645-9291 (for International), reservation #731323. Please note that the reservation number is not needed to access the teleconference, only the replay.


                                   * * * * * *
This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Forest believes that its expectations are based on reasonable assumptions, it can give no assurance that expected results will be achieved. Important factors that could cause actual results to differ materially from those in the forward looking statements herein include the timing and extent of changes in commodity prices for oil and gas, operating risks and other risk factors as described in the companies 1999 Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

Forest Oil Corporation is engaged in the acquisition, exploration, development, production and marketing of natural gas and crude oil in North America and selected international locations. Forest's principal reserves and producing properties are located in the United States in the Gulf of Mexico, Louisiana, Texas, Cook Inlet, Alaska and in Canada in Alberta and the Northwest Territories. Forest's common stock trades on the New York Stock Exchange under the symbol FST.

December 7, 2000
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